Exhibit 99.1

NEWS RELEASE

COMPUWARE CORPORATION

Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release

October 22, 2009

Compuware Q2 Earnings Per Share Surge 50 Percent
Year-over-year to 12 Cents

•	Income from operations grows 52 percent from Q2 last year to $41.4M

•	Software license fees reach $50.1M in Q2

•	Market leadership drives year-over-year Vantage and Mainframe software license fee increases of 31 and 60 percent, respectively

•	Professional services margins nearly triple from year-ago period to 11 percent

DETROIT--October 22, 2009--Compuware Corporation (NASDAQ: CPWR) today announced final financial results for its second quarter ended September 30, 2009.

“Compuware delivered strong operational results this quarter, positioning the business now—more than ever—for long-term growth in revenue and continued improvement in margins,” said Compuware President and Chief Operating Officer Bob Paul. “With Vantage and our definitive agreement to acquire Gomez creating an unmatched ability to optimize application performance across the Enterprise and the Internet, with market-leading Mainframe Solutions and with future game-changers like Covisint, Compuware has structured its business to solve our customers’ most significant business and technology problems today and in the years to come.”

Compuware reports second quarter revenues of $217.9 million, compared to $269.8 million in Q2 last year. Second quarter earnings per share were 12 cents, compared to eight cents in Q2 last year, based upon 236.1 million and 257.6 million shares outstanding, respectively. Second quarter net income was $28.0 million compared to $21.6 million in the same period last year.

“Compared to the year-ago quarter, Compuware has divested peripheral product lines and exited unfavorable services contracts, foregoing 60 million dollars in non-optimal revenue,” continued Paul. “Reducing such revenues has almost doubled the company’s operating margin from 10 to 19 percent.”

During the company’s second quarter, software license fees were $50.1 million compared to $35.7 million (excluding divested products) and $42.3 million (as reported) in Q2 last year. Maintenance fees were $109.7 million in Q2 compared to $115.8 million (excluding divested products) and $124.7 million (as reported) in the second quarter last year. Revenue from professional services in the quarter was $58.1 million, compared to $102.9 million in the same quarter last year.

Compuware Q2 Earnings Per Share Surge 50 Percent Year-over-year to 12 Cents
October 22, 2009

Second Quarter Fiscal Year 2010 Highlights

During the second quarter, Compuware:

•
Announced that leading industry-analyst firm Gartner reported that Compuware continues to earn a dominant leadership position with the fastest growth rate in the mainframe testing tools market. According to Gartner’s Dataquest report, Market Share: Application Development Software, Worldwide, 2008, Compuware took the top position with a year-over-year growth rate of 5.4 percent. The nearest competitor was at 0.9 percent. Compuware also owns a 2008 market share of 54.4 percent.

•
Detailed how Compuware Vantage helped New Hanover Regional Medical Center improve the performance and availability of its critical hospital systems. Additionally, New Hanover achieved 100 percent ROI in less than 18 months.

•
Announced that Compuware Covisint is now providing Jaguar Land Rover (JLR), a subsidiary of Tata Motors, with a solution for secure communication and collaboration between the company and its suppliers. With Covisint, JLR has launched the Jaguar Land Rover Supplier Portal to improve the sharing of information and streamline collaborative business processes with supplier partners globally.

•
Announced that Covisint will provide technology to Dallas-based physician organization Genesis Physicians Group. Together, Covisint and Genesis Physicians Group will improve healthcare information access, delivery, security and efficiency by leveraging Covisint’s cloud-based healthcare platform.

•
Showcased its end-to-end application performance solutions at the Cisco Live Conference in Brisbane, Australia, demonstrating a new approach to managing application and network performance from the perspective of the end user.

•
Announced that Con-way, an industry leader in freight transportation and logistics services with more than 500 locations across North America and in 17 countries across five continents, would detail how end-to-end application performance management helps its IT organization monitor and measure end-user experience at the itSMF USA Fusion 2009 Conference in Grapevine, Texas on September 21.

•
Took center stage with Sun Microsystems to discuss the value and benefits of ITIL v3 Service Knowledge Management System (SKMS) at the itSMF USA Fusion 2009 Conference on September 22. The interactive discussion helped itSMF attendees understand the value of leading with the SKMS by adding business value to any Configuration Management Database (CMDB) effort.

•
Announced the release of its next generation upgrade of Xpediter/Eclipse 2.0. This latest upgrade of the industry-standard analysis and debugging tool enables new mainframe talent to support mission critical business applications more quickly using a familiar point-and-click environment.

Compuware Q2 Earnings Per Share Surge 50 Percent Year-over-year to 12 Cents
October 22, 2009

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the financial information included in and following this press release uses non-GAAP measures for revenue. The non-GAAP revenue disclosure provides information on total products commitments. Compuware management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Compuware’s ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in operating and evaluating its business and as such has determined that it is important to provide this information to investors. A reconciliation of non-GAAP to GAAP information is contained in the financial statements following this press release.

Compuware Corporation

Founded in 1973, Compuware provides software, experts and best practices to ensure applications work well and deliver business value. Compuware helps CIOs optimize end-to-end application performance for leading businesses around the world, including 46 of the top 50 Fortune 500 companies. Learn more at www.compuware.com.

###

Conference Call Information

Compuware will host a conference call to discuss these results at 5:00 p.m. Eastern time (21:00 GMT) today. To join the conference call, interested parties from the United States should call 800-230-1096. For international access, the conference call number is +1-612-332-0107. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 115199. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Marketing and Communications, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law. The completion of the definitive agreement to acquire Gomez is subject to customary government approvals and the satisfaction of other routine conditions.

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF SEPTEMBER 30,
ASSETS
	2009	2008
CURRENT ASSETS:
Cash and cash equivalents	$332,975	$161,323
Investments		10,813
Accounts receivable, net	407,645	424,718
Deferred tax asset, net	40,408	35,355
Income taxes refundable	3,357	3,472
Prepaid expenses and other current assets	24,855	29,376
Total current assets	809,240	665,057

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	345,158	355,978

CAPITALIZED SOFTWARE, LESS ACCUMULATED AMORTIZATION	34,250	55,770

OTHER:
Accounts receivable	229,078	267,389
Deferred tax asset, net	34,275	33,789
Goodwill	341,502	353,393
Other	33,522	34,435
Total other assets	638,377	689,006

TOTAL ASSETS	$1,827,025	$1,765,811

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$23,142	$22,499
Accrued expenses	84,106	102,529
Income taxes payable	32,227	2,145
Deferred revenue	396,351	405,622
Total current liabilities	535,826	532,795

DEFERRED REVENUE	345,534	371,220

ACCRUED EXPENSES	30,222	19,758

DEFERRED TAX LIABILITY, NET	29,845	20,992
Total liabilities	941,427	944,765

SHAREHOLDERS' EQUITY:
Common stock	2,306	2,465
Additional paid-in capital	611,469	625,316
Retained earnings	273,799	182,547
Accumulated other comprehensive income (loss)	(1,976)	10,718
Total shareholders' equity	885,598	821,046

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,827,025	$1,765,811

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,

	2009	2008	2009	2008
REVENUES:
Software license fees	$50,110	$42,251	$90,656	$103,693
Maintenance fees	109,734	124,717	220,861	251,244
Professional services fees	58,085	102,877	120,800	213,496
Total revenues	217,929	269,845	432,317	568,433

OPERATING EXPENSES:
Cost of software license fees	3,874	6,253	7,823	12,343
Cost of maintenance fees	8,368	11,332	17,324	23,326
Cost of professional services	51,770	98,973	110,671	202,795
Technology development and support	21,633	22,938	43,115	45,508
Sales and marketing	50,756	58,353	103,904	119,680
Administrative and general	38,767	42,474	78,897	83,618
Restructuring costs	1,328	2,231	3,818	2,913
Gain on divestiture of product lines			(52,351)
Total operating expenses	176,496	242,554	313,201	490,183

INCOME FROM OPERATIONS	41,433	27,291	119,116	78,250

OTHER INCOME (EXPENSES)
Interest income	1,259	3,231	2,828	6,640
Other	74	(185)	(75)	(373)

OTHER INCOME, NET	1,333	3,046	2,753	6,267

INCOME BEFORE INCOME TAXES	42,766	30,337	121,869	84,517

INCOME TAX PROVISION	14,780	8,755	42,836	28,203

NET INCOME	$27,986	$21,582	$79,033	$56,314

DILUTED EPS COMPUTATION
Numerator: Net income	$27,986	$21,582	$79,033	$56,314
Denominator:
Weighted-average common shares outstanding	234,290	252,394	237,519	256,024
Dilutive effect of stock options	1,825	5,221	1,784	4,428
Total shares	236,115	257,615	239,303	260,452
Diluted EPS	$0.12	$0.08	$0.33	$0.22

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	SIX MONTHS ENDED
	SEPTEMBER 30,
	2009	2008
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$79,033	$56,314
Adjustments to reconcile net income to cash provided by operations:
Gain on divestiture of product lines	(52,351)
Depreciation and amortization	20,884	27,072
Property and equipment impairment		662
Acquisition tax benefits	880	2,622
Stock award compensation	9,478	7,900
Deferred income taxes	3,536	2,597
Other	12	410

Net change in assets and liabilities, net of effects from divestiture and currency fluctuations:
Accounts receivable	91,059	54,314
Prepaid expenses and other current assets	17,004	18,214
Other assets	(2,616)	(3,992)
Accounts payable and accrued expenses	(15,794)	(35,600)
Deferred revenue	(87,772)	(61,346)
Income taxes	6,646	(2,701)
Net cash provided by operating activities	69,999	66,466

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(3,674)	(4,922)
Capitalized software	(5,780)	(6,090)
Net proceeds from divestiture of product lines	64,992
Investment proceeds		59,402
Net cash provided by investing activities	55,538	48,390

CASH FLOWS USED IN FINANCING ACTIVITIES:
Net proceeds from exercise of stock options including excess tax benefits	1,702	11,163
Contribution to stock purchase plans	1,075	1,674
Repurchase of common stock	(85,806)	(174,186)
Net cash used in financing activities	(83,029)	(161,349)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	12,355	(8,127)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	54,863	(54,620)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	278,112	215,943

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$332,975	$161,323

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(dollar amounts in thousands)

	QUARTER ENDED			QUARTER
	SEPTEMBER 30,	SEPTEMBER 30,	YR - YR	ENDED JUNE 30,	QTR - QTR
	2009	2008	% Change	2009	% Change
License Fees:
Distributed Product License Fees
Vantage	$12,308	$9,415	30.7%	$9,358	31.5%
Changepoint	1,647	2,359	(30.2%)	1,316	25.2%
Quality and DevPartner	155	6,793	(97.7%)	9,205	(98.3%)
Uniface	1,771	2,253	(21.4%)	1,474	20.1%
Total Distributed Product License Fees	15,881	20,820	(23.7%)	21,353	(25.6%)
Mainframe Product License Fees	34,229	21,431	59.7%	19,193	78.3%
Total License Fees	50,110	42,251	18.6%	40,546	23.6%

Maintenance Fees	109,734	124,717	(12.0%)	111,127	(1.3%)
Total Products Revenue	$159,844	$166,968	(4.3%)	$151,673	5.4%

Total Mainframe Products Revenue	$117,288	$108,801	7.8%	$99,585	17.8%
Total Distributed Products Revenue	$42,556	$58,167	(26.8%)	$52,088	(18.3%)

Distributed Product License Fees excluding Divested Products	$15,881	$14,289	11.1%	$12,629	25.8%
Maintenance Fees excluding Divested Products	$109,734	$115,769	(5.2%)	$106,288	3.2%
Total Product Revenue excluding Divested Products	$159,844	$151,489	5.5%	$138,110	15.7%

Total Products Revenue by Geography
North America	$88,285	$85,460	3.3%	$80,608	9.5%
International	$71,559	$81,508	(12.2%)	$71,065	0.7%

Product Releases
Mainframe	8	3	166.7%	4	100.0%
Distributed	0	7	(100.0%)	7	(100.0%)

Total Costs of Software Products	$84,631	$98,876	(14.4%)	$87,535	(3.3%)

Deferred license fees
Current	$52,637	$57,808	(8.9%)	$55,961	(5.9%)
Long-term	$47,027	$51,615	(8.9%)	$47,323	(0.6%)

Deferred during quarter	$12,155	$14,618	(16.8%)	$10,679	13.8%
Recognized during quarter	$18,631	$20,081	(7.2%)	$24,385	(23.6%)

Professional Services
Professional Services Revenue	$58,085	$102,877	(43.5%)	$62,715	(7.4%)
Contribution Margin	10.9%	3.8%		6.1%
Billable Headcount	1,557	2,916	(46.6%)	1,650	(5.6%)

Total Company Headcount	4,151	6,012	(31.0%)	4,275	(2.9%)

Total DSO	168.3	141.7		159.4
Total DSO (Billed)	63.3	56.8		58.4

COMPUWARE CORPORATION AND SUBSIDIARIES
PRODUCTS COMMITMENTS
(In Thousands)

	QUARTER ENDED
	SEPTEMBER 30,	JUNE 30,	SEPTEMBER 30,
	2009	2009	2008

License fees	$50,110	$40,546	$42,251

License fees - divested products *		(8,724)	(6,531)

License fees excluding divested products	50,110	31,822	35,720

Change in deferred license fees excluding divested products *	(6,476)	(6,669)	(4,017)

License contracts entered into during period excluding divested products	43,634	25,153	31,703

Maintenance fees	109,734	111,127	124,717

Maintenance fees - divested products *		(4,839)	(8,948)

Maintenance fees excluding divested products	109,734	106,288	115,769

Change in deferred maintenance fees excluding divested products *	(16,656)	(47,887)	(32,080)

Maintenance contracts & renewals entered into during period excluding divested products	93,078	58,401	83,689

Total products commitments during period excluding divested products	$136,712	$83,554	$115,392

*
Compuware divested its Quality and DevPartner product lines during the first quarter of fiscal 2010.  For comparison purposes, the Products    Commitments schedule excludes Quality and DevPartner license revenue, maintenance revenue and product commitments from the quarter ended June 30, 2009 and September 30, 2008 periods.

As Compuware continues to emphasize solution selling, deals are becoming more complex, increasing the likelihood that software transactions will be recognized ratably over the maintenance term. Therefore to understand the health of Compuware's software business, we believe it is important to also consider the amount of product commitments during the reported periods.